UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Remark Media, Inc.

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(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 11, 2016

Dear Stockholder:
We cordially invite you to Remark Media, Inc.’s (“we,” “our,” or “us”) special meeting of stockholders (the “Special Meeting”), which will be held on January 11, 2016 at 10:00 a.m. local time at our offices located at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169. We have scheduled the Special Meeting to:

1.	approve potential issuances of our common stock in connection with our acquisition of Vegas.com, LLC and the related financing for purposes of Nasdaq Listing Rule 5635;

2.	approve an amendment to our Amended and Restated Certificate of Incorporation to delete Article IX thereof;

3.	approve an option to purchase 350,000 shares of our common stock awarded to Kai-Shing Tao, our Chief Executive Officer and Chairman of the Board;

4.
approve an amendment to our 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder to 10,000,000 and the annual participant award limit to 2,000,000; and

5.	transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
The accompanying proxy statement sets forth additional information regarding the Special Meeting, and provides you with detailed information regarding the business to be considered at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.
Only persons or entities holding shares of our common stock at the close of business on November 16, 2015, the record date for the Special Meeting, will receive notice of the Special Meeting and be entitled to vote during the Special Meeting or any adjournments or postponements thereof.
YOUR VOTE IS VERY IMPORTANT.  Regardless of whether you plan to attend the Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy via telephone or the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

Kai-Shing Tao
Chairman and Chief Executive Officer
This Notice of Special Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about December 11, 2015.
Important Notice Regarding the Availability of Proxy Materials for the Remark Media, Inc.
Special Meeting of Stockholders to be Held on January 11, 2016
In addition to the printed materials noted above, we have made the Notice of Special Meeting of Stockholders and the proxy statement available on the Internet at http://ir.remarkmedia.com/agm.cfm.

TABLE OF CONTENTS

Information About the Proxy Materials and the Special Meeting	1
Proposals to be Submitted for Voting	5
Proposal 1: Approval of Potential Issuances of our Common Stock in Connection with Our Acquisition of Vegas.com, LLC and the Related Financing for Purposes of Nasdaq Listing Rule 5635	5
Proposal 2: Approval of Amendment to our Certificate of Incorporation	8
Proposal 3: Approval of Tao Option Issuance	9
Proposal 4: Approval of Amendment to 2014 Incentive Plan	9
Security Ownership of Certain Beneficial Owners and Management	14
Executive Compensation	16
Summary Compensation Table	16
Employment Agreements	16
Outstanding Equity Awards at Fiscal Year End	17
Equity Incentive Plans	17
Director Compensation	17
Stockholder Proposals	18
Proxy Solicitation	18

Appendix A - Form of Certificate of Amendment to Certificate of Incorporation
Appendix B - Form of Amended 2014 Incentive Plan

PROXY STATEMENT

Remark Media, Inc., a Delaware corporation (“Remark,” “we,” “us” or “our”), furnish this proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at our Special Meeting of Stockholders (the “Special Meeting”) which will be held on January 11, 2016 at 10:00 a.m. local time at our offices located at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169. We mailed the proxy solicitation materials (the “Proxy Materials”); which include the Proxy Statement and form of proxy; to persons or entities holding shares of our common stock, $0.001 par value per share (the “Common Stock”), at the close of business on the record date, November 16, 2015. The Proxy Materials contain instructions on how to vote. References in the Proxy Statement to the Special Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

INFORMATION ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why did I receive the Proxy Statement?

The Board is soliciting your proxy to vote at the Special Meeting because you were a stockholder at the close of business on November 16, 2015, the record date, and are entitled to vote at the Special Meeting.

The Proxy Statement summarizes the information you need to know to vote at the Special Meeting.  You do not need to attend the Special Meeting to vote your shares.

What information is contained in the Proxy Statement?

The Proxy Statement provides information regarding the proposals being submitted for approval at the Special Meeting, the voting process and certain other required information.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If you own shares of Common Stock registered directly in your name with our transfer agent, Computershare, you are considered the “stockholder of record” with respect to such Common Stock. If you are a stockholder of record, we sent the Proxy Materials directly to you.

If you own shares of Common Stock held in a stock brokerage account or by a bank or other nominee, such Common Stock is held in “street name,” and you are considered the “beneficial owner” of such Common Stock. Your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares, forwarded the Proxy Materials to

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you. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares by using the voting instructions included in the mailing, or by following their instructions for voting via telephone or the Internet. Since a beneficial owner is not the stockholder of record, you may not vote beneficially owned shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

What am I voting on at the Special Meeting?

You are voting on the following proposals to:

•	approve potential issuances of our Common Stock in connection with our acquisition of Vegas.com, LLC and the related financing for purposes of Nasdaq Listing Rule 5635 (“Proposal 1”);

•	approve an amendment to our Amended and Restated Certificate of Incorporation to delete Article IX thereof (“Proposal 2”);

•	approve an option to purchase 350,000 shares of our Common Stock awarded to Kai-Shing Tao, our Chief Executive Officer and Chairman of the Board (“Proposal 3”);

•
approve an amendment to our 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder to 10,000,000 and the annual participant award limit to 2,000,000 (“Proposal 4”); and

•	transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the approval of Proposals 1, 2, 3 and 4.

How do I vote?

With your proxy card or voting instruction card. Following the instructions on the proxy card or voting instruction card, you may complete, sign and date the card and return it in the prepaid envelope.

Via telephone or Internet. If you are a stockholder of record, you may vote by telephone or via the Internet using the instructions in the enclosed proxy card. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

In Person at the Special Meeting. All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot when you vote at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Special Meeting.

If I beneficially own Common Stock, can my broker, bank or other nominee vote my shares without my instructions?

If you do not give instructions to your broker, bank or other nominee, they can still vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items. All of the proposals being submitted for approval at the Special Meeting are “non-discretionary” items. The number of shares for which you do not provide instructions to your brokerage firm regarding how to vote will be counted as “broker non-votes.” Broker non-votes are shares which are held in street name by a broker, bank or other nominee which indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. In tabulating the voting results, shares that constitute broker non-votes will have the same effect as a vote “AGAINST” Proposal 2, but will have no effect on the outcome of the other proposals, assuming that a quorum is present.

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Please provide voting instructions to your broker, bank or other nominee regarding all proposals so that your vote can be counted.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Special Meeting and voting in person.

If you beneficially own shares held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee.  You may also vote in person at the Special Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Special Meeting will not, by itself, revoke a proxy.

What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations, “FOR” the approval of Proposals 1, 2, 3 and 4.

What are the voting requirements with respect to each of the proposals?

Proposal 1 requires the affirmative (“FOR”) vote of a majority of the votes cast on the matter, but not including any of the 2,271,126 shares constituting the Equity Payment or the 338,588 shares constituting the Additional Note Conversion Shares (each as defined below), which are not permitted to vote on Proposal 1 under Nasdaq Listing Rules. Abstentions and broker non-votes will not affect the outcome of this proposal.

Proposal 2 requires the affirmative (“FOR”) vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this proposal.

Proposals 3 and 4 require the affirmative (“FOR”) vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will not affect the outcome of such proposals.

How many votes do I have?

You are entitled to one vote for each share of Common Stock that you hold.  As of November 16, 2015, the record date, there were 19,435,382 shares of Common Stock outstanding.

What happens if additional matters are presented at the Special Meeting?

Other than the four items of business described in the Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting.  If you grant a proxy, the persons named as proxy holders, Kai-Shing Tao and Douglas M. Osrow, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

How many shares must be present or represented to conduct business at the Special Meeting?

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote, totaling 9,717,692 shares, is represented at the Special Meeting, either in person or by proxy.

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Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

How can I attend the Special Meeting?

You may attend the Special Meeting only if you were a stockholder as of the close of business on November 16, 2015, the record date, or if you hold a valid proxy for the Special Meeting.  You should be prepared to present photo identification for admittance.  If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Special Meeting.  If you are not a stockholder of record, but hold shares through a broker, bank or other nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to November 16, 2015, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly on January 11, 2016, at 10:00 a.m. local time.  You should allow adequate time for check-in procedures.

What is the deadline for voting my shares?

If you hold shares as a stockholder of record, we must receive your vote by proxy before the polls close at the Special Meeting, except that proxies submitted via the Internet or telephone must be received by 1:00 a.m., Eastern Time, on January 11, 2016.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee.  You may vote these shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within Remark or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which we then forward to our management.

How are votes counted?

For all items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum; however, with regard to the outcome of voting, an abstention will have the same effect as a vote “AGAINST” Proposal 2, but will have no effect on the outcome of the other proposals.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

Who will bear the cost of soliciting votes for the Special Meeting?

Remark is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will

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not receive any additional compensation for such solicitation activities.  Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

How can I obtain Remark corporate governance information?

The following information is available in print to any stockholder who requests it:

•	Amended and Restated Certificate of Incorporation of Remark, as amended (the “Certificate of Incorporation”)

•	Amended and Restated Bylaws of Remark, as amended (the “Bylaws”)

•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee

•	Code of Business Conduct and Ethics

•	Policy regarding stockholder communications with the Board

What if I have questions for Remark’s transfer agent?

Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
PO Box 30170
College Station, TX 77842

Overnight deliveries:
211 Quality Circle, Suite 210
College Station, TX, 77845

Toll free for US and Canada: 800-522-6645
Outside of US and Canada: 1 (201) 680 6578

Who can help answer my questions?

If you have any questions about the Special Meeting or how to vote or revoke your proxy, please contact us at the address provided earlier in the answer to the question How may I obtain an additional set of proxy materials?

PROPOSALS TO BE SUBMITTED FOR VOTING

Proposal 1: Approval of Potential Issuances of our Common Stock in Connection with Our Acquisition of
Vegas.com, LLC and the Related Financing for Purposes of Nasdaq Listing Rule 5635

Acquisition of Vegas.com, LLC

On September 24, 2015, we completed the purchase (the “Vegas.com Acquisition”) of all of the outstanding equity interests in Vegas.com, LLC (“Vegas.com”) pursuant to the terms of that certain Unit Purchase Agreement dated August 18, 2015 (as amended, the “Purchase Agreement”) by and among Remark, Vegas.com and the equity owners of Vegas.com listed on the signature page thereto (“Sellers”). The aggregate consideration for the Vegas.com Acquisition included (i) approximately $15.3 million of cash; (ii) 2,271,126 shares of our Common Stock valued at approximately $9.7 million, calculated based on a per share price equal to the volume weighted average price of our Common Stock during the 30 trading days ending on the third trading day prior to the closing date (the “Equity Payment”); (iii) five-year warrants to purchase 8,601,410 shares of our Common Stock at an exercise price of $9.00 per share valued at $10 million, calculated based on specified valuation principles (the “Acquisition Warrants”), and (iv) up to a total of $3 million in earnout payments based on

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the performance of Vegas.com in the years ending December 31, 2016, 2017 and 2018 (collectively, the “Purchase Price”). To secure certain obligations of Sellers under the Purchase Agreement, the parties deposited into escrow at closing 616,197 of the shares of our Common Stock comprising the Equity Payment, valued at approximately $2.6 million.

The Purchase Price may be adjusted upwards or downwards based on the difference between the working capital of Vegas.com at closing and a specified target, and the number of shares constituting the Equity Payment may be subject to post-closing anti-dilution adjustments for certain issuances by Remark at a price less than $4.26 per share during the 12 months following closing (an “Equity Payment Anti-Dilution Adjustment”). The Acquisition Warrants also provide as follows: (i) the Acquisition Warrants are exercisable on a cashless basis only; (ii) we have the right to exercise all or any portion of the Acquisition Warrants if at any time following their issuance the closing price of our Common Stock is greater than or equal to $14.00; and (iii) the holder has the right to sell the Acquisition Warrants back to Remark on their expiration date in exchange for shares of our Common Stock having a value equivalent to the value of the Acquisition Warrants at closing, calculated based on a per share price equal to the volume weighted average price of our Common Stock during the 30 trading days ending on the expiration date, provided that this right terminates if the closing price of our Common Stock equals or exceeds $10.1626 for any 20 trading days during a period of 30 consecutive trading days at any time on or prior to the expiration date.

The terms of the Purchase Agreement and the Acquisition Warrants provide that, in accordance with our obligations under Nasdaq Listing Rule 5635, we are not permitted to issue any additional shares under the Purchase Agreement or in related transactions (including upon an Equity Payment Anti-Dilution Adjustment and upon exercise of the Acquisition Warrants) to the extent that the issuance of such shares would cause us to exceed the aggregate number of shares of Common Stock that we are permitted to issue without breaching our obligations under Nasdaq Listing Rule 5635 (discussed in more detail below), unless we obtain the approval of our stockholders for issuances in excess of such amount. Stockholder approval of Proposal 1 would constitute such approval.

The Purchase Agreement also contains other representations, warranties, covenants, indemnifications and closing conditions customary for transactions of this type.

On September 24, 2015, as a condition to closing the Purchase Agreement, we also entered into (i) an Investors Rights’ Agreement with Sellers providing them with registration rights for the shares of our Common Stock issuable under the Purchase Agreement (including upon an Equity Payment Anti-Dilution Adjustment and upon exercise of the Acquisition Warrants) and for certain transfer restrictions on the shares held by Sellers, and (ii) Voting Agreements with stockholders who together hold at least 50.1% of our voting securities outstanding immediately prior to closing, providing for their agreement to vote in favor of this proposal.

Acquisition Financing

On September 24, 2015, concurrently with the closing of the Vegas.com Acquisition, we entered into a Financing Agreement dated as of September 24, 2015 (the “Financing Agreement”) with certain of our subsidiaries as borrowers (together with Remark, the “Borrowers”), certain of our subsidiaries as guarantors (the “Guarantors”), the lenders from time to time party thereto (the “Lenders”) and MGG Investment Group LP, in its capacity as collateral agent and administrative agent for the Lenders (“MGG”), pursuant to which the Lenders extended credit to the Borrowers consisting of a term loan in the aggregate principal amount of $27,500,000 (the “Loan”). The Loan amount outstanding will accrue interest at the three month LIBOR plus 10.0% per annum, payable monthly, and the Loan has a maturity date of September 24, 2018. The Financing Agreement and related documents also provide for certain fees payable to the Lenders and for the issuance of the Financing Warrant (as defined below).

On September 24, 2015, we also entered into a Pledge and Security Agreement dated September 24, 2015 (the “Security Agreement”) with the other Borrowers and the Guarantors, for the benefit of MGG, as collateral agent for the Secured Parties referred to therein, to secure the obligations of the Borrowers and the Guarantors under the Financing Agreement. The Security Agreement provides for a first-priority lien on, and security interest in, all assets of Remark and our subsidiaries, subject to certain exceptions.

The Financing Agreement and the Security Agreement contain representations, warranties, affirmative and negative covenants (including financial covenants with respect to quarterly EBITDA levels and the value of our assets), events of default, indemnifications and other provisions customary for financings of this type. The occurrence of any event of default under the Financing Agreement may result in the Loan amount outstanding and unpaid interest thereon, becoming immediately due and payable.

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On September 24, 2015, as a condition to closing the Financing Agreement, we issued to an affiliate of MGG a five-year warrant to purchase 2,580,423 shares of our Common Stock at an exercise price of $9.00 per share valued at $3.0 million, calculated based on specified valuation principles, subject to certain anti-dilution adjustments (the “Financing Warrant”). The Financing Warrant also provides as follows: (i) the Financing Warrant is exercisable on a cashless basis only; (ii) the number of shares of our Common Stock issuable upon exercise of the Financing Warrant and the exercise price thereof are subject to anti-dilution protection; (iii) we have the right to exercise all or any portion of the Financing Warrant if at any time following its issuance the closing price of our Common Stock is greater than or equal to $14.00; (iv) the holder has the right to sell the Financing Warrant back to Remark on its expiration date in exchange for $3.0 million in cash (reduced pro rata based on the percentage of the Financing Warrant exercised). The terms of the Financing Warrant further provide that, in accordance with our obligations under Nasdaq Listing Rule 5635, we are not permitted to issue any shares under the Financing Warrant to the extent that the issuance of such shares would cause us to exceed the aggregate number of shares of Common Stock that we are permitted to issue without breaching our obligations under Nasdaq Listing Rule 5635 (discussed in more detail below), unless we obtain the approval of our stockholders for issuances in excess of such amount. Stockholder approval of Proposal 1 would constitute such approval.

On September 24, 2015, as a condition to closing the Financing Agreement, we also entered into a Registration Rights Agreement providing the holder of the Financing Warrant with registration rights for the shares of our Common Stock issuable under the Financing Warrant.

Amendment and Conversion of Convertible Promissory Notes

Effective September 23, 2015, we entered into amendments (collectively, the “Note Amendments”) to our $3.5 million Senior Secured Convertible Promissory Note dated January 29, 2014 with Digipac, LLC (“Digipac”) and our $3.0 million and $0.3 million Convertible Promissory Notes dated December 17, 2014 and March 13, 2015, respectively, with Ashford Capital Partners, L.P. (“ACP”). The convertible note held by Digipac had a conversion price of $5.03 per share and the convertible notes held by ACP each had a conversion price of $5.50 per share, and the Note Amendments provided that the unpaid principal amount thereof and all accrued and unpaid interest thereon would be converted automatically into shares of our common stock at a conversion price equal to the closing price of our common stock on the immediately preceding trading day, or $4.23 per share. The Note Amendments and related conversions into shares of our common stock resulted in the issuance of a total of 1,755,418 shares of our common stock, or 338,588 more shares than the amount issuable under the terms of such convertible notes prior to the Note Amendments (the “Additional Note Conversion Shares”).

Why We Need Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(a) requires that an issuer obtain stockholder approval prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the acquisition (the “Nasdaq Cap”). We had 15,408,838 shares outstanding as of immediately prior to the transactions described above, 20% of which is 3,081,767 shares. In the transactions described above, we have already issued 2,271,126 shares constituting the Equity Payment and 338,588 shares constituting the Additional Note Conversion Shares. Potential issuances of additional shares as a result of any Equity Payment Anti-Dilution Adjustment and under the Acquisition Warrants and the Financing Warrant (collectively, the “Issuable Shares”) are limited, in accordance with the terms of the applicable agreements, such that the aggregate number of shares issued in connection with the Vegas.com Acquisition and the related financing must remain below the Nasdaq Cap, leaving approximately 472,053 additional shares that can be issued within the Nasdaq Cap, fewer than the number of shares that otherwise may be issuable under such agreements.

In connection with the Vegas.com Acquisition and our entry into the Financing Agreement, we agreed to use our reasonable best efforts to seek stockholder approval for the issuance of Issuable Shares without regard to the Nasdaq Cap. Further, as a condition to closing the Purchase Agreement, we entered into Voting Agreements with stockholders who together hold at least 50.1% of our voting securities outstanding immediately prior to closing, providing for their agreement to vote in favor of this proposal.

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Effect of Proposal 1 on Current Stockholders

If stockholders approve Proposal 1, we will be able to issue Issuable Shares without regard to the Nasdaq Cap. If stockholders do not approve Proposal 1, our issuance of Issuable Shares will remain subject to limitation under the Nasdaq Cap. The issuance of such Issuable Shares may result in significant dilution to our stockholders and afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of Remark. Additionally, the issuance and subsequent resale of such Issuable Shares may cause the market price of our Common Stock to decline.

Vote Required

Proposal 1 requires the affirmative (“FOR”) vote of a majority of the votes cast on the matter, but not including any of the 2,271,126 shares constituting the Equity Payment or the 338,588 shares constituting the Additional Note Conversion Shares, which are not permitted to vote on Proposal 1 under Nasdaq Listing Rules.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of Proposal 1.

Proposal 2: Approval of Amendment to our Certificate of Incorporation

The Board is asking that stockholders approve an amendment to our Certificate of Incorporation (the “Amendment”) to delete Article IX thereof, which currently reads as follows:

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing a majority in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

The purpose of this provision is to provide us with additional flexibility in dealing with creditors. At the request of the Lenders in connection with our entry into the Financing Agreement, under the Financing Agreement, we agreed to use commercially reasonable best efforts to effect the Amendment within three business days after our next stockholder meeting. The Amendment would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The complete text of the Certificate of Amendment is attached as Appendix A to this Proxy Statement.

Vote Required

The affirmative (“FOR”) vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve Proposal 2.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of Proposal 2.

Proposal 3: Approval of Tao Option Issuance

On August 18, 2015, the Compensation Committee of our Board of Directors awarded a 10-year option to purchase 350,000 shares of our Common Stock at an exercise price of $4.10 per share (the “Option”) to Kai-Shing Tao, our Chief Executive Officer and Chairman of the Board, half of which vested on the grant date, one-fourth vested on September 30, 2015 and the remaining one-fourth will vest on December 31, 2015, with exercisability of the Option subject to stockholder approval as discussed below. The purpose of the Option is to provide an additional means to motivate and reward Mr. Tao for high levels of performance and significant efforts to add value for our stockholders.

The Option was awarded outside of our 2014 Incentive Plan (as amended, the “Plan”) because a participant under the Plan may not receive awards with respect to more than 650,000 shares of Common Stock in any year. On July 28, 2015, Mr. Tao was granted an option under the Plan to purchase 650,000 shares of our Common Stock at an exercise price of $4.29 per share, half of which vested on the grant date, one-fourth vested on September 30, 2015 and the remaining one-fourth will vest on December 31, 2015. Therefore, in compliance with Nasdaq Listing Rule 5635(c), we awarded the Option subject to stockholder approval. Under the terms of the Option, if stockholders do not approve the Option on or prior to the first anniversary of its issuance, the Option will terminate and Mr. Tao will not have any rights with respect to thereto. Stockholders are being asked to approve the Option at the Special Meeting. Under Nasdaq Listing Rules, if stockholders do not approve the Option at the Special Meeting, we will not be permitted to resubmit the Option for stockholder approval at a later date.

The Option is a nonqualified stock option having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option. The description in this paragraph is intended only as a general guide to the U.S. federal income tax consequences under current law of related to the Option, which is subject to change; it is not intended to be exhaustive and, among other considerations, it does not describe state, local, or international tax consequences.

Mr. Tao is a member of the Board and has a personal interest in stockholder approval of the Option. As of the date hereof, Mr. Tao may be deemed to beneficially own 6,780,634 shares of Common Stock, or approximately 33.0% of our shares outstanding.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to approve Proposal 3.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of Proposal 3.

Proposal 4: Approval of Amendment to 2014 Incentive Plan

The Board has adopted, and is seeking stockholder approval of, an amendment to the Plan to increase the number of shares of Common Stock that are available for issuance from 6,000,000 to 10,000,000, and to increase the number of shares with respect to which a participant may receive awards in any year from 650,000 to 2,000,000 (each amount subject to adjustment for stock splits, stock dividends and similar events) (the “Plan Amendment”). The Board and our stockholders originally

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approved the Plan on February 17, 2014 and May 22, 2014, respectively, and it was previously amended effective December 23, 2014.

As of December 4, 2015, 1,813,875 of the 6,000,000 shares authorized for issuance under the Plan remained available for future grants or awards. The Board believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable us to attract, motivate, and retain key employees and directors, as well as third-party advisors and consultants we use, through the use of competitive incentives that are tied to stockholder value. Following the completion of the Vegas.com Acquisition and the resulting increase in the number of our employees, the Board determined that it was in the best interest of our stockholders to adopt and seek stockholder approval of the Plan Amendment.

We are not proposing other changes to the Plan other than as specified above. If stockholders do not approve the Plan Amendment, the Plan will remain in place in accordance with its current terms.

Summary of the Plan

The following is a summary of the material terms of the 2014 Incentive Plan, as amended by the proposed Plan Amendment. The summary is not complete and is qualified in its entirety by reference to the full text of the Form of Amended 2014 Incentive Plan attached to this Proxy Statement as Appendix B, which assumes that Proposal 4 is approved.

Purpose

The purpose of the Plan is to promote our long-term success by attracting, motivating and retaining employees and directors, as well as third-party advisors and consultants we use, through the use of competitive incentives that are tied to stockholder value. The Plan seeks to align the interests of participants in the Plan with those of our stockholders by providing shares of Common Stock and other incentives to those whose judgment, initiative, and efforts influence the financial success and growth of the business and on whom we largely depend.

Administration

The Plan is administered by our Compensation Committee, which consists of three or more directors, each of whom qualifies as (i) an independent director under criteria established by the applicable listing standards of Nasdaq and other applicable laws and regulations, (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended and (iii) an “outside director” as defined in Treasury Regulations Section 1.162-27(e)(3) under the Internal Revenue Code of 1986, as amended (referred to herein as the Code), or if the Compensation Committee does not exist or is unable to act for any reason, the Board. The Compensation Committee has complete authority to determine all provisions of all awards under the Plan, to interpret the Plan, and to make any other determination that it believes necessary and advisable for the proper administration of the Plan. The Compensation Committee’s decisions on matters relating to the Plan will be final and conclusive. The Compensation Committee also has the authority to terminate, amend, suspend or modify the terms of any outstanding awards under the Plan in any manner permitted by the Plan; provided, however, that any recipient of an award adversely affected in any material way by such amended or modified terms has consented to such amendment or modification.

Eligibility and Participation

Eligible participants in the Plan include employees and nonemployee directors, as well as third-party advisors and consultants we use. The Compensation Committee may select from all eligible individuals those to whom awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each award. In making this determination, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by a participant or the participant’s relationship to Remark, the participant’s degree of responsibility for and contribution to our growth and success, the participant’s length of service, promotions and potential.

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Types of Awards

Types of awards that may be granted under the Plan include cash-based awards, incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The terms of any award will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Compensation Committee which sets forth the terms and conditions of an award at the time the award is granted (the “Evidence of Award”). In the event of any inconsistency between the terms of the Evidence of Award and the Plan, the terms of the Plan will govern.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 10,000,000 shares of our Common Stock may be issued under the Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive awards with respect to more than 2,000,000 shares of Common Stock in any year. If an option or other award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.

Awards Under the Plan

Options. An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option, provided that incentive stock options may be granted only to our eligible employees (as permitted under Sections 422 and 424 of the Code). Upon the grant of an option to purchase shares of Common Stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of Common Stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.

Stock Appreciation Rights (SARs). SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee deems desirable. The Compensation Committee may provide in an Evidence of Award that the award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code. If a participant makes an election pursuant to Section 83(b) of the Code concerning a restricted stock award, the participant shall be required to file promptly a copy of such election with Remark.

Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of

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jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee; provided, however, that for purposes of Section 162(m) of the Code such cash-based award with respect to any fiscal year of Remark shall not exceed $300,000. Each other stock-based award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Compensation Committee.

Restrictions on Transferability

Except as otherwise permitted by the Compensation Committee, the awards granted under the Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Amendment and Termination

Unless sooner terminated as provided therein, the Plan shall terminate on February 17, 2024. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of our stockholders and except as provided in instances of adjustments in authorized shares, options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

Change in Control

Upon the occurrence of a change in control (as defined under the Plan), the Compensation Committee may accelerate the vesting and exercisability (as applicable) of any outstanding awards, in whole or in part, as determined by the Compensation Committee in its sole discretion. In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a change in control, each outstanding option or SAR shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to such change in control over the applicable option price or grant price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the Plan; it does not attempt to describe all possible federal or other tax consequences of participation in the Plan or tax consequences based on particular circumstances.

Incentive Stock Options

An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422. However, an optionholder may be subject to the alternative minimum tax if the fair market value of our common stock on the date of exercise exceeds the optionholder’s purchase price for the shares. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (referred to as a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date

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of exercise and the purchase price of such shares, or (ii) the sales price and the purchase price of such shares. The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date. However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder upon the disqualifying disposition of the shares.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Restricted Stock; Stock Appreciation Rights

Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant. Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the limitation imposed by Section 162(m) of the Code is applicable.

A holder of a stock appreciation right generally recognizes no taxable income as the result of the grant of such right. Upon exercise of a stock appreciation right, the holder normally recognizes ordinary income in the amount of the difference between the grant price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. No tax deduction is available to us with respect to the grant of a stock appreciation right. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of a stock appreciation right.

Other Types of Awards

With respect to other awards under the Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Existing Awards under the Plan

As of December 4, 2015, we have awarded 295,000 shares of Common Stock and options to purchase an aggregate of 3,891,125 shares of Common Stock under the Plan that remained outstanding, including 212,500 shares of Common Stock and options to purchase an aggregate of 1,911,500 shares of Common Stock we awarded to our executive officers and directors.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to approve Proposal 4.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information with respect to the beneficial ownership of our Common Stock as of December 4, 2015, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding Common Stock;

•	each of our directors and named executive officers (“NEOs”); and

•	all of our directors and executive officers as a group.

The amounts and percentages of beneficially-owned Common Stock are reported based upon SEC rules governing the determination of beneficial ownership of securities. The SEC rules:

•
deem a person a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or if that person has or shares investment power, which includes the power to dispose of or to direct the disposition of a security;

•
deem a person a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, and securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage; and

•	may deem more than one person a beneficial owner of the same securities, and may deem a person a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock. The information relating to our 5% beneficial owners is based on information we received from such holders. The percentage of beneficial ownership is based on 19,435,382 shares of Common Stock outstanding as of December 4, 2015.

Except as otherwise noted below, the address of persons listed below is:

c/o Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

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	Number of Common Stock Shares	Percentage of Outstanding Common Stock Shares
Persons known to beneficially own more than 5%
Digipac LLC [1]	5,246,314	27.0%
Ashford Capital Management, Inc. [2]	1,488,338	7.7%
Directors and NEOs
Kai-Shing Tao [3]	6,780,634	33.0%
Douglas M. Osrow [4]	479,000	2.4%
Theodore P. Botts [5]	144,184	*
Robert G. Goldstein [6]	117,956	*
William W. Grounds [6]	112,000	*
Jason E. Strauss [7]	93,750	*
All executive officers and directors as a group (6 persons) [8]	7,727,524	36.1%

* Represents holdings of less than 1% of shares outstanding.

1.
This amount represents shares held by Digipac.  Mr. Tao, as the manager and a member of Digipac, may be deemed to beneficially own the shares of Common Stock beneficially owned by Digipac.  Mr. Tao disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  The address of Digipac is One Hughes Center Drive, Unit 1601, Las Vegas, Nevada 89169.

2.
This amount represents shares held by ACP, of which Ashford Capital Management, Inc. (“ACM”) is the investment manager. The address of ACM is One Walker’s Mill Road, Wilmington, DE 19807. This disclosure is based in part on information contained in a Schedule 13G filed by ACM with the SEC on February 12, 2015.

3.
This amount represents (i) 144,749 shares and 1,092,750 shares issuable upon exercise of options held by Mr. Tao, (ii) 5,246,314 shares held by Digipac, (iii) 275,000 shares held by Pacific Star Capital and (iv) 21,821 shares of Common Stock held by Pacific Star HSW LLC (“Pacific Star HSW”).  The amount in the table does not include 350,000 shares issuable upon exercise of the Option held by Mr. Tao that is submitted for stockholder approval under Proposal 3. Mr. Tao, as the manager and a member of Digipac, the Chief Investment Officer and sole owner of Pacific Star Capital, and the control person of Pacific Star HSW, may be deemed to beneficially own the shares beneficially owned by Digipac, Pacific Star Capital and Pacific Star HSW.  Mr. Tao disclaims beneficial ownership of the shares beneficially owned by Digipac and Pacific Star HSW, except to the extent of his pecuniary interest therein.

4.	This amount includes 475,000 shares issuable upon exercise of options.

5.	This amount includes 102,857 shares issuable upon exercise of options.

6.	This amount includes 100,000 shares issuable upon exercise of options.

7.	This amount represents 93,750 shares issuable upon exercise of options.

8.	This amount represents 5,763,167 shares and 1,964,357 shares issuable upon exercise of options.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents the dollar amounts of various forms of compensation earned by our NEOs during the years noted:

	Year	Salary	Stock Awards	Option Awards	Total
Kai-Shing Tao [1]	2014	$196,875	$2,485,500	$2,435,000	$5,117,375
Chairman and CEO	2013	—	35,000	—	35,000
Douglas M. Osrow [2]	2014	150,000	313,750	365,250	829,000
CFO	2013	30,192	175,000	$140,200	345,392

Note:
The Stock Awards and Option Awards columns in the table above reflect the aggregate grant date fair value of the respective awards granted in the year noted.  For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 14 to the consolidated financial statements included in Item 8 of the 2014 Form 10-K.

1.
For 2014, the stock awards represent 150,000 shares of Common Stock awarded to Mr. Tao on November 21, 2014, and 275,000 shares of Common Stock awarded to Pacific Star Capital, of which Mr. Tao is the Chief Investment Officer and sole owner, on February 17, 2014, as compensation for providing Mr. Tao’s services as our Chief Executive Officer from September 2012 to December 2013. For 2014, the option awards represent options to purchase 500,000 shares of Common Stock at an exercise price of $6.30 per share awarded to Mr. Tao on February 17, 2014, one-fourth of which vested on each of March 31, 2014; June 30, 2014; September 30, 2014 and December 31, 2014. For 2013, the stock awards represent 28,000 shares of Common Stock awarded to Mr. Tao on March 6, 2013 as partial compensation for his service on the Board.

2.
Mr. Osrow began serving as our Chief Financial Officer in October 2013. For 2014, the stock awards represent 62,500 shares of Common Stock awarded to Mr. Osrow on November 21, 2014, three-fourths of which vested on the grant date and one-fourth of which vested on December 31, 2014, and the option awards represent options to purchase 75,000 shares of Common Stock at an exercise price of $6.30 per share awarded to Mr. Osrow on February 17, 2014, one-fourth of which vested on each of March 31, 2014; June 30, 2014; September 30, 2014 and December 31, 2014. For 2013, the stock awards represent 50,000 shares of Common Stock awarded to Mr. Osrow on October 30, 2013, one-fourth of which vested on each of January 30, 2014; April 30, 2014; July 30, 2014 and October 30, 2014, and the option awards represent options to purchase 50,000 shares of Common Stock at an exercise price of $5.00 per share awarded to Mr. Osrow on November 30, 2013, one-fourth of which vested on each of January 30, 2014; April 30, 2014; July 30, 2014 and October 30, 2014.

Employment Agreements

Each of Messrs. Tao and Osrow are employees “at will” and we do not have employment agreements with them.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding our NEOs’ unexercised options to purchase our Common Stock as of December 31, 2014 (all stock awards to our NEOs had vested as of December 31, 2014):

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date
Kai-Shing Tao [1]	442,750	$6.30	02/17/2024
Douglas M. Osrow	75,000	6.30	02/17/2024
	50,000	5.00	10/30/2023

1.	On September 30, 2014, Mr. Tao returned to us options to purchase 57,250 shares of Common Stock at an exercise price of $6.30 per share.

Equity Incentive Plans

We have granted stock options and restricted stock under our 2006 Equity Incentive Plan adopted April 13, 2006, our 2010 Equity Incentive Plan adopted June 15, 2010, and our 2014 Incentive Plan adopted on February 17, 2014 and amended on December 23, 2014. The amount of stock options or shares of stock we grant to recipients generally depends upon their particular position with Remark and their achievement of certain performance metrics established by the Board.  The Compensation Committee must approve all grants.

Director Compensation

The following table presents a summary of the compensation earned by each non-employee director who served on the Board during the fiscal year ended December 31, 2014:

Name	Option Awards	Total
Theodore P. Botts [1]	$121,750	$121,750
Robert G. Goldstein [1]	121,750	121,750
William W. Grounds [1]	121,750	121,750
Jason E. Strauss [2]	85,313	85,313

1.
On February 17, 2014, we awarded each of Messrs. Botts, Goldstein and Grounds options to purchase 25,000 shares of our Common Stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014. One-fourth of the awards vested on each of March 31, 2014; June 30, 2014; September 30, 2014 and December 31, 2014.

2.
On March 13, 2014, we awarded Mr. Strauss options to purchase 18,750 shares of our Common Stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014.  One-third of the award vested on each of June 30, 2014; September 30, 2014 and December 31, 2014.

On April 29, 2015, we granted to each non-employee director serving on our Board options to purchase 75,000 shares of our Common Stock at an exercise price of $4.30 in compensation for their service on our Board during 2015. Half of the awards will vest on June 30, 2015, and one-fourth will vest on each of September 30, 2015 and December 31, 2015.

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STOCKHOLDER PROPOSALS

We must receive proposals of stockholders intended to be presented at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) no later than March 4, 2016, so we may include such proposals in our proxy statement and form of proxy relating to the 2016 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2016 Annual Meeting, if we do not receive notice of a stockholder proposal on or before May 18, 2016, we will be permitted to use our discretionary voting authority as outlined above.

Our Bylaws establish procedures for stockholder nominations related to director elections and bringing business before any annual meeting or special meeting of our stockholders. For nominations or other business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to Remark’s Secretary, and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

With respect to nominations, to be in proper written form, a stockholder’s notice to our Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock, if any, which the person owns beneficially or of record, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of our capital stock which such stockholder owns beneficially or of record, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

With respect to other business, to be in proper written form, a stockholder’s notice to our Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of our capital stock which such stockholder owns beneficially or of record, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

PROXY SOLICITATION

We are making this solicitation of proxies on behalf of the Board and we will bear the cost of soliciting proxies.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  We will reimburse such persons for their reasonable expenses.

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

REMARK MEDIA, INC.

REMARK MEDIA, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1.The name of the Corporation is Remark Media, Inc. The Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on December 23, 2014.

2.Article IX of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

Article IX:    Reserved.

3.This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2016.

REMARK MEDIA, INC.

By:
Name:
Title:

A - 1

APPENDIX B

FORM OF AMENDED 2014 INCENTIVE PLAN
ARTICLE 1
Establishment, Purpose, and Duration

1.1    Establishment of the Plan. Remark Media, Inc., a Delaware corporation (together with any successor thereto as provided in Article 18, hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the 2014 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards (each as defined below).

The Plan is adopted and is effective as of February 17, 2014 (the “Effective Date”) and shall remain in effect as provided in Section 1.3; provided, however, no Option (as defined below) may be exercised and no other Award (as defined below) may be exercised or otherwise paid until the Plan has been approved by the Company’s stockholders at a meeting at which approval of the Plan is considered.

1.2    Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of the Participants, through the ownership of Shares (as defined below) and through other incentives, with the interests of the Company’s stockholders, and by providing flexibility to the Company to attract, motivate, and retain Employees (as defined below), Directors (as defined below), consultants and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

1.3    Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate 10 years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

ARTICLE 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1    “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.

2.2    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3    “Award” means, individually or collectively, a grant under the Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.4    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.

2.5    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6    “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.7    “Change in Control” means a Change in Control as defined in Article 15.

2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9    “Committee” means the Compensation Committee of the Board, or any other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist solely of two or more directors who are “nonemployee directors” under Rule 16b-3 promulgated under the Exchange Act, “outside directors” as defined under Section 162(m) of the Code, and “independent directors” under the listing requirements of the Nasdaq Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time.

2.10    “Company” has the meaning set forth in Section 1.1.

2.11    “Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code.

2.12    “Digipac” means Digipac, LLC, a Delaware limited liability company, and its Affiliates.

2.13    “Director” means a member of the Board of Directors of the Company, its Affiliates and/or Subsidiaries.

2.14    “Effective Date” has the meaning set forth in Section 1.1.

2.15    “Employee” means any employee of the Company, its Affiliates and/or Subsidiaries.

2.16    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18    “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

2.19    “Fair Market Value” or “FMV” means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances, but with respect to any Options or SARs in a manner that would not subject an otherwise exempt award to the Section 409A Rules.

2.20    “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.

2.21    “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7.

2.22    “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.23    “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.24    “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.25    “Option” means the right to purchase Shares granted to a Participant in accordance with Article 6. Options granted under the Plan may be Nonqualified Stock Options, Incentive Stock Options or a combination thereof.

2.26    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 10.

2.28    “Participant” means any eligible person as set forth in Section 5.1 to whom an Award is granted.

2.29    “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.30    “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.31    “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32    “Performance Share” means an Award granted to a Participant, as described in Article 9.

2.33    “Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.34    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36    “Plan” has the meaning set forth in Section 1.1.

2.37    “Plan Year” means the Company’s fiscal year that begins January 1 and ends December 31.

2.38    “Restricted Stock” means Shares granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.39    “Restricted Stock Unit” means a unit granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.40    “Section 409A Rules” means the rules promulgated pursuant to Section 409A of the Code.

2.41    “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.42    “Share” means a share of common stock of the Company, $0.001 par value per share.

2.43    “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR and granted pursuant to the terms of Article 7 herein.

2.44    “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

ARTICLE 3
Administration

3.1    General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, and, subject to Article 16, adopting modifications and amendments to the Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. If the Committee does not exist or is unable to act for any reason, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board.

ARTICLE 4
Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards.

(a)    Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 10,000,000 Shares, all of which can be Incentive Stock Options.

(b)    Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares (other than SARs settled in cash), or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan. To the extent any SAR is settled, in whole or in part, in cash, the number of Shares available for issuance under this Section shall not be reduced. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof.

4.3    Annual Award Limits. Subject to the terms of Section 4.1 hereof, the maximum number of Shares that may be subject to Awards granted in any Plan Year to any individual Participant shall be 2,000,000, all of which can be Options or SARs. The maximum amount of any Cash-Based Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $300,000.

4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to outstanding Awards.

Except as otherwise provided by Section 162(m) of the Code, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 422 of the Code and the Section 409A Rules, where applicable.

ARTICLE 5
Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in the Plan include all Employees and nonemployee Directors, and all consultants and advisors to the Company, its Affiliates and/or Subsidiaries.

5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

ARTICLE 6
Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code).

6.2    Evidence of Award. Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Evidence of Award also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3    Option Price. The Option Price for each grant of an Option under the Plan shall be as determined by the Committee and shall be specified in the Evidence of Award. The Option Price may not be less than 100% of the Fair Market Value of the Shares on the date of grant. With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, the Option Price of Shares subject to an Incentive Stock Option may not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.4    Duration of Options. Except as otherwise provided in Section 422 of the Code with respect to any Incentive Stock Option, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the 10th anniversary date of its grant. In the case of an Incentive Stock Option, with respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, no Option shall be exercisable later than the 5th anniversary of its date of grant.

6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment. To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9    Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

6.10    Transferability of Options. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those Options, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 7
Stock Appreciation Rights

7.1    Grant of SARs. Subject to the terms and conditions of the Plan, SARs, including Freestanding SARs, may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Evidence of Award. The Grant Price may include (but not be limited to) a Grant Price based on 100% of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion to the extent consistent with the Section 409A Rules.

7.2    SAR Agreement. Each SAR Award shall be evidenced by an Evidence of Award that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Evidence of Award, no SAR shall be exercisable later than the 10th anniversary date of its grant.

7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes and specifies in the Evidence of Award.

7.5    Payment of SAR Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)    the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)    the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Evidence of Award pertaining to the grant of the SAR.

7.6    Termination of Employment. To the extent consistent with the Section 409(A) Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7    Nontransferability of SARs. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.8    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8
Restricted Stock and Restricted Stock Units

8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall represent the right of a Participant to receive payment upon the lapse of the Period of Restriction.

8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Evidence of Award that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Transferability. Except as provided in the Plan or an Evidence of Award, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Evidence of Award (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Evidence of Award or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Evidence of Award or at any time by the Committee.

8.4    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend as determined by the Committee in its sole discretion.

8.6    Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Evidence of Award, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7    Termination of Employment. To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8    Section 83(b) Election. The Board may provide in an Evidence of Award that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9
Performance Units/Performance Shares

9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3    Earning of Performance Units/Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Evidence of Award. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period, but not later than the expiration of the deferral period for such Award under the Section 409A Rules. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Evidence of Award pertaining to the grant of the Award.

9.5    Termination of Employment. To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6    Nontransferability. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10
Cash-Based Awards and Other Stock-Based Awards

10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may design Cash-Based Awards and Other Stock-Based Awards to qualify as Performance-Based Compensation and may design Cash-Based Awards and Other Stock-Based Awards to not qualify as Performance-Based Compensation. If the Committee exercises its discretion to establish Cash-Based Awards and Other Stock-Based Awards as Performance-Based Compensation, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Measures are met.

10.4    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.

10.5    Termination of Employment. To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, the Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6    Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11
Performance Measures

11.1    Performance Measures. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures: (a) net earnings or net income (before or after taxes and interest/investments); (b) earnings per share; (c) earnings per share growth; (d) net sales growth; (e) net earnings or net income growth (before or after taxes and interest/investment); (f) net operating profit; (g) return measures (including return on assets, capital, equity, or sales); (h) cash flow (including operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation, and/or amortization; (j) gross or operating margins or growth thereof; (k) productivity ratios; (l) share price (including growth measures and total stockholder return); (m) expense targets; (n) operating efficiency; (o) customer satisfaction; (p) revenue growth; (q) operating profit growth; (r) working capital targets; (s) economic value added; (t) real estate management objectives; (u) sale or disposition of assets; and (v) acquisition of key assets.

Any Performance Measure(s) may be used to measure the performance of the Company, its Subsidiary, and/or its Affiliate as a whole or any business unit of the Company, its Subsidiary, and/or its Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (formerly, Accounting Principles Board Opinion No. 30) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

11.3    Adjustment of Performance-Based Compensation. The terms of Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be modified, except to the extent that after such modification the Award would continue to constitute Performance-Based Compensation. The Committee shall retain the discretion to reduce the amount of any payment under an Award that is designed to qualify as Performance-Based Compensation that would otherwise be payable to a Covered Employee, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4    Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12
Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13
Deferrals

To the extent permitted by the Section 409A Rules and Section 162(m) of the Code, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 14
Rights of Participants

14.1    Employment. Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.

Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

14.2    Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15
Change in Control

15.1    Change in Control. For purposes of the Plan, a “Change in Control” shall mean the occurrence during the term of any of the following events:

(a)    In connection with a sale or series of sales of securities of the Company, one Person (including an entity) or more than one Person acting as a group acquires securities of the Company that results in Beneficial Ownership of more than 50% of the outstanding securities entitled to vote generally in the election of directors of the Company;

(b)    All or substantially all (meaning having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by one Person (including an entity) or more than one Person acting as a group (during a 12-month period ending on the date of the most recent acquisition by such Person or Persons); or

(c)    The Company is merged, consolidated, or reorganized into or with another corporation or entity during a 12-month period with the result that upon the conclusion of the transaction less than 50% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are Beneficially Owned by the stockholders of the Company immediately prior to the completion of the transaction.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred (i) as a result of the issuance of stock by the Company in connection with any public offering of its stock or (ii) due to Beneficial Ownership of securities of the Company by Digipac.

15.2    Acceleration of Vesting and Exercisability. Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or SAR shall terminate within a specified number of days after notice to the Participant, and each such Participant shall receive, with respect to each Share subject to such Option or SAR, an amount equal to the excess of the Fair Market Value of such Share immediately prior to such Change in Control over the applicable Option Price or Grant Price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

ARTICLE 16
Amendment, Modification, Suspension, and Termination

16.1    Amendment, Modification, Suspension, and Termination. Subject to Sections 16.3 and 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments, consistent with Section 162(m) of the Code and the Section 409A Rules, in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

16.4    Amendment to Conform to Law. Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan or an Evidence of Award, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Evidence of Award to any present or future law relating to plans of this or similar nature (including, but not limited to, the Section 409A Rules and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder.

ARTICLE 17
Withholding

17.1    Tax Withholding. As determined by the Company in good faith, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, any foreign, federal, state, or local tax required by law to be withheld with respect to any taxable event arising as a result of the Plan.

17.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount of any foreign, federal, state, or local tax required by law to be withheld on the transaction as determined by the Company in good faith. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18
Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19
General Provisions

19.1    Forfeiture Events.

(a)    The Committee may specify in an Evidence of Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, its Affiliate, and/or its Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

19.2    Legend. The certificates for Shares may include any legend, which the Committee deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.

19.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.4    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. To the extent that any provision of the Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option. Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of the Plan.

19.5    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)    Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)    Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.8    Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

19.9    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.10    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. The Plan is not subject to ERISA.

19.11    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.12    Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Subsidiaries’ or Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.13    Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

19.14    No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or any of its Subsidiaries’ or Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the

Company or any of its Subsidiaries or Affiliates to take any action which such entity deems to be necessary or appropriate.

19.15    Governing Law. The Plan and each Evidence of Award shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.

Remark Media, Inc.

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Remark Media, Inc.Electronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Vote by Internet Go to www.envisionreports.com/MARK Or scan the QR code with your smartphone Follow the steps outlined on the secure websiteProxies submitted by the Internet or telephone must be received by 1:00 a.m.,Eastern Time, on January 11, 2016. Vote by Telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone• Follow the instructions provided by the recorded message special meeting proxy card Proposals The Board recommends a vote FOR Proposals 1, 2, 3 and 4. To approve potential issuances of our common stock in connection with our acquisition of Vegas. com, LLC and the related financing for purposes of Nasdaq Listing Rule 5635. . To approve an amendment to our Amended and Restated Certificate of Incorporation to delete Article IX thereof. . To approve an option to purchase 350,000 shares of our common stock awarded to Kai-Shing Tao, our Chief Executive Officer and Chairman of the Board. To approve an amendment to our 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder to 10,000,000 and the annual participant award limit to 2,000,000. Non-Voting Items Change of Address Please print your new address below. Comments Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures This section must be completed for your vote to be counted. Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.ate (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Pleasekeep signature within the box.

Proxy Remark Media, Inc.Notice of Special Meeting of Stockholders 3930 Howard Hughes Parkway, Suite 400 Las Vegas, Nevada 89169 Proxy Solicited by Board of Directors for Special Meeting - January 11, 2016 The undersigned stockholder of Remark Media, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December 11, 2015, and hereby appoints Kai-Shing Tao and Douglas Osrow each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Remark Media, Inc., to be held on January 11, 2016 at 10:00 a.m., Pacific time, at the offices of Remark Media, Inc. located at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Special Meeting of Stockholders. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)